UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): August 1, 2021

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.
Change in Control and Severance Plan
The Employers Holdings, Inc. (“Employers”) Human Capital Management and Compensation Committee approved and adopted the Key Executive Change in Control and Severance Plan (the “Plan”) effective and commencing as of August 1, 2021, (the “Effective Date”) under which Employers’ named executive officers and certain other employees of Employers are eligible to receive severance benefits.
Named executive officers’ participation in the Plan does not begin until and upon the expiration of their current employment agreements, assuming the named executive officer remains employed with Employers at the time of expiration and executes a participation agreement as set forth under the Plan. For certain other employees, who do not have current employment agreements, participation in the Plan will commence after the Effective Date and upon execution of a participation agreement.
Under the Plan, if any named executive officer’s employment with Employers (or any parent, subsidiary or successor of Employers) is terminated outside of the period beginning 6 months before a change in control (as defined in the Plan) and ending 24 months after a change in control (such period, the “Change in Control Period”) either (i) by Employers (or any parent, subsidiary or successor of Employers) for a reason other than cause or the named executive officer’s death or disability (as defined in the Plan) or (ii) by the named executive officer for a good reason termination (as defined in the Plan), then, subject to the Severance Conditions (as defined below), the named executive officer will be entitled to receive the following severance benefits:
a.Continued payments (less applicable withholdings) equal to 125% (or in Ms. Antonello’s case, 200%) of the sum of (x) his or her annual base salary plus (y) his or her annual target bonus, in each case as in effect immediately before termination.
b.A lump sum payment equal to the total continued health coverage premiums for medical, vision and dental for the named executive officer, his or her spouse, and/or his or her dependents, as applicable, for a period of 15 months (or in Ms. Antonello’s case, 24 months) following termination.
Under the Plan, if any named executive officer’s employment with Employers (or any parent, subsidiary or successor of Employers) is terminated within the Change in Control Period either (i) by Employers (or any parent, subsidiary or successor of Employers) for a reason other than cause or the named executive officer’s death or disability (as defined in the Plan) or (ii) by the named executive officer for a good reason termination (as defined in the Plan), then, subject to the Severance Conditions, the named executive officer will be entitled to receive the following severance benefits:
a.A lump-sum payment (less applicable withholdings) equal to 200% (or in Ms. Antonello’s case, 300%) of the sum of (x) his or her annual base salary plus (y) his or her annual target bonus, in each case as in effect immediately before termination or immediately before the change in control, whichever is higher.
b.A lump sum payment equal to the total continued health coverage premiums for medical, vision and dental for the named executive officer, his or her spouse, and/or his or her dependents, as applicable, for a period of 24 months (or in Ms. Antonello’s case, 36 months) following termination.
To receive the severance benefits, the named executive officer must sign and not revoke a separation and release of claims agreement in a form reasonably satisfactory to Employers within the period set forth in the Plan and be subject to provisions including but not limited to, applicable restrictive covenants related to non-competition, non-solicitation, confidentiality, return of Company (or Employer, as applicable) property, post termination cooperation and work for hire provisions (together, the “Severance Conditions”).
If any of the severance and other benefits provided for in the Plan or otherwise payable to a named executive officer (“280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the 280G Payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to such named executive officer. The Plan does not require us to provide any tax gross-up payment to any named executive officer participating in the Plan.
The Plan allows for participants who are not named executive officers that are designated for participation by the Administrator (as such term is defined in the Plan). These participants are eligible to receive benefits at or below the benefits described above for named executive officers.
Employers reserves the right to amend or terminate the Plan at any time, but upon, in connection with or after a Change in Control, Employers, without a participant’s written consent, may neither amend or terminate the Plan in any way nor take any other action under the Plan, which (i) prevents that participant from becoming eligible for Severance Benefits, or (ii)

reduces or alters to the detriment of the participant the Severance Benefits, if any, payable, or potentially payable, to the participant (including, without limitation, imposing additional conditions).
The foregoing description of the Plan is qualified in its entirety by reference to the form of the Plan, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employers Holdings, Inc. Key Executive Change in Control and Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	August 2, 2021	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President, Chief
Legal Officer and General Counsel